Exhibit (m)(vii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K



                           Amendment #1 to EXHIBIT A
                             to the 12b-1 Agreement

FUND NAME                                 SHARE CLASS

MTB Balanced Fund                         Class A and Class B Shares
MTB Equity Income Fund                    Class A and Class B Shares
MTB Equity Index Fund                     Class A and Class B Shares
MTB Income Fund                           Class A and Class B Shares
MTB Intermediate-Term Bond Fund           Class A and Class B Shares
MTB International Equity Fund             Class A and Class B Shares
MTB Large Cap Growth Fund                 Class A and Class B Shares
MTB Large Cap Stock Fund                  Class A and Class B Shares
MTB Large Cap Value Fund                  Class A and Class B Shares
MTB Managed Allocation Fund
 - Aggressive Growth                      Class A and Class B Shares
MTB Managed Allocation Fund
 - Conservative Growth                    Class A and Class B Shares
MTB Managed Allocation Fund
 - Moderate Growth                        Class A and Class B Shares
MTB Maryland Municipal Bond Fund          Class A and Class B Shares
MTB Mid Cap Growth Fund                   Class A and Class B Shares
MTB Mid Cap Stock Fund                    Class A and Class B Shares
MTB Money Market Fund                     Class B, Class S, and
                                          Institutional II Shares
MTB Multi Cap Growth Fund                 Class A and Class B Shares
MTB New York Municipal Bond Fund          Class A and Class B Shares
MTB Pennsylvania Municipal Bond Fund      Class A and Class B Shares
MTB Pennsylvania Tax-Free
Money Market Fund                         Class A and Institutional II Shares
MTB Prime Money Market Fund               Institutional Shares
MTB Short Duration
Government Bond Fund                      Class A and Class B Shares
MTB Short-Term Corporate
Bond Fund                                 Class A and Class B Shares
MTB Small Cap Growth Fund                 Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                  Class A and Class B Shares
MTB Tax-Free Money Market Fund            Class A and Institutional II Shares
MTB U.S. Government Bond Fund             Class A and Class B Shares
MTB U.S. Government Money
Market Fund                               Class A Shares
MTB U.S. Treasury Money
Market Fund                               Class S and Institutional II Shares

1.    During  the  term  of this Agreement, ESI will pay Institution a quarterly
fee in respect of each Fund.   This  fee  will be computed at the annual rate of
..25% of the average net asset value of Class A Shares, Class S Shares, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

                           Amendment #2 to EXHIBIT A
                             to the 12b-1 Agreement

FUND NAME                                 SHARE CLASS

MTB Balanced Fund                         Class A and Class B Shares
MTB Equity Income Fund                    Class A and Class B Shares
MTB Equity Index Fund                     Class A and Class B Shares
MTB Income Fund                           Class A and Class B Shares
MTB Intermediate-Term Bond Fund           Class A and Class B Shares
MTB International Equity Fund             Class A and Class B Shares
MTB Large Cap Growth Fund                 Class A and Class B Shares
MTB Large Cap Stock Fund                  Class A and Class B Shares
MTB Large Cap Value Fund                  Class A and Class B Shares
MTB Managed Allocation Fund
 - Aggressive Growth                      Class A and Class B Shares
MTB Managed Allocation Fund
- Conservative Growth                     Class A and Class B Shares
MTB Managed Allocation Fund
- Moderate Growth                         Class A and Class B Shares
MTB Maryland Municipal
Bond Fund                                 Class A and Class B Shares
MTB Mid Cap Growth Fund                   Class A and Class B Shares
MTB Mid Cap Stock Fund                    Class A and Class B Shares
MTB Money Market Fund                     Class B, Class S, and Institutional
                                          II Shares
MTB Multi Cap Growth Fund                 Class A and Class B Shares
MTB New York Municipal
Bond Fund                                 Class A and Class B Shares
MTB New York Tax-Free
oney Market Fund                          Class A Shares
MTB Pennsylvania Municipal
Bond Fund                                 Class A and Class B Shares
MTB Pennsylvania Tax-Free
Money Market Fund                         Class A and Institutional II Shares
MTB Prime Money Market Fund               Institutional Shares
MTB Short Duration Government
Bond Fund                                 Class A and Class B Shares
MTB Short-Term Corporate
Bond Fund                                 Class A and Class B Shares
MTB Small Cap Growth Fund                 Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                  Class A and Class B Shares
MTB Tax-Free Money Market Fund            Class A and Institutional II Shares
MTB U.S. Government Bond Fund             Class A and Class B Shares
MTB U.S. Government Money
Market Fund                               Class A Shares
MTB U.S. Treasury Money
Market Fund                               Class A, Class S and Institutional
                                          II Shares
MTB VIRGINIA MUNICIPAL BOND FUND          CLASS A SHARES

1. During the term of this Agreement, ESI will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of ..25% of the average net asset value of Class A Shares, Class S Shares, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  January 11, 2006

                           Amendment #3 to EXHIBIT A
                             to the 12b-1 Agreement

FUND NAME                                      SHARE CLASS

MTB Balanced Fund                              Class A and Class B Shares
MTB Equity Income Fund                         Class A and Class B Shares
MTB Equity Index Fund                          Class A and Class B Shares
MTB Income Fund                                Class A and Class B Shares
MTB Intermediate-Term Bond Fund                Class A and Class B Shares
MTB International Equity Fund                  Class A and Class B Shares
MTB Large Cap Growth Fund                      Class A and Class B Shares
MTB Large Cap Stock Fund                       Class A and Class B Shares
MTB Large Cap Value Fund                       Class A and Class B Shares
MTB Managed Allocation Fund
 - Aggressive                                  Class A and Class B Shares
Growth
MTB Managed Allocation Fund
 - Conservative                                Class A and Class B Shares
Growth
MTB Managed Allocation Fund
 - Moderate                                    Class A and Class B Shares
Growth
MTB Maryland Municipal Bond Fund               Class A and Class B Shares
MTB Mid Cap Growth Fund                        Class A and Class B Shares
MTB Mid Cap Stock Fund                         Class A and Class B Shares
MTB Money Market Fund                          CLASS A 2 SHARES (formerly,
                                               Institutional Shares), Class B
                                               Shares, Class S Shares, and
                                               Institutional II Shares
MTB Multi Cap Growth Fund                      Class A and Class B Shares
MTB New York Municipal Bond Fund               Class A and Class B Shares
MTB Pennsylvania Municipal
Bond Fund                                      Class A and Class B Shares
MTB Pennsylvania Tax-Free
Money Market                                   Class A and Institutional II
                                               Shares
Fund
MTB Prime Money Market Fund                    Institutional Shares
MTB Short Duration
Government Bond Fund                           Class A and Class B Shares
MTB Short-Term Corporate
Bond Fund                                      Class A and Class B Shares
MTB Small Cap Growth Fund                      Class A and Class B and Class C
                                               Shares
MTB Small Cap Stock Fund                       Class A and Class B Shares
MTB Tax-Free Money Market Fund                 Class A and Institutional II
                                               Shares
MTB U.S. Government Bond Fund                  Class A and Class B Shares
MTB U.S. Government Money
Market Fund                                    Class A Shares
MTB U.S. Treasury Money
Market Fund                                    Class S and Institutional II
                                               Shares
MTB Virginia Municipal Bond Fund               Class A Shares

1.    During the  term  of  this Agreement, ESI will pay Institution a quarterly
fee in respect of each Fund.   This  fee  will be computed at the annual rate of
..25% of the average net asset value of Class A Shares, Class S Shares, CLASS A2 SHARES, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  July 1, 2006

                           Amendment #4 to EXHIBIT A
                             to the 12b-1 Agreement

FUND NAME                                SHARE CLASS

MTB Balanced Fund                        Class A and Class B Shares
MTB Equity Income Fund                   Class A and Class B Shares
MTB Equity Index Fund                    Class A and Class B Shares
MTB Income Fund                          Class A and Class B Shares
MTB Intermediate-Term Bond Fund          Class A and Class B Shares
MTB International Equity Fund            Class A and Class B Shares
MTB Large Cap Growth Fund                Class A and Class B Shares
MTB Large Cap Stock Fund                 Class A and Class B Shares
MTB Large Cap Value Fund                 Class A and Class B Shares
MTB Managed Allocation Fund
 - Aggressive Growth                     Class A and Class B Shares
MTB Managed Allocation Fund
 - Conservative Growth                   Class A and Class B Shares
MTB Managed Allocation Fund
 - Moderate Growth                       Class A and Class B Shares
MTB Maryland Municipal
Bond Fund                                Class A and Class B Shares
MTB Mid Cap Growth Fund                  Class A and Class B Shares
MTB Mid Cap Stock Fund                   Class A and Class B Shares
MTB Money Market Fund                    Class A 2 Shares, Class B, Class S, and
                                         Institutional II Shares
MTB Multi Cap Growth Fund                Class A and Class B Shares
MTB New York Municipal Bond Fund         Class A and Class B Shares
MTB Pennsylvania Municipal
Bond Fund                                Class A and Class B Shares
MTB Pennsylvania Tax-Free
Money Market Fund                        Class A and Institutional II Shares
MTB Prime Money Market Fund              CORPORATE SHARES (FORMERLY:
                                         INSTITUTIONAL SHARES)
MTB Short Duration
Government Bond Fund                     Class A and Class B Shares
MTB Short-Term Corporate
Bond Fund                                Class A and Class B Shares
MTB Small Cap Growth Fund                Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                 Class A and Class B Shares
MTB Tax-Free Money Market Fund           Class A and Institutional II Shares
MTB U.S. Government Bond Fund            Class A and Class B Shares
MTB U.S. Government Money
Market Fund                              Class A Shares
MTB U.S. Treasury Money
Market Fund                              Class S and Institutional II Shares
MTB Virginia Municipal Bond Fund         Class A Shares

1. During the term of this Agreement, ESI will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of ..25% of the average net asset value of Class A Shares, Class S Shares, CORPORATE SHARES, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  August 31, 2006